EXHIBIT 99.2

EXCHANGE AGREEMENT

This Exchange Agreement (the “Agreement”) dated as of September 30, 2013, is made by and between American Sands Energy Corp. (the “Company”) and William C. Gibbs (“WCG”).

RECITALS

WHEREAS, the Company executed an Employment Agreement with WCG, dated as of August 1, 2007, which Agreement was amended and Amendment to Employment Agreement dated as of August 12, 2009 and a Second Amendment to Employment Agreement, dated as of May 15, 2013 (together, the “Employment Agreement”); and

WHEREAS, the Employment Agreement provides that the obligation of the Company to pay WCG the amount due WCG as shown in the 12/31/12 10-Q of the Company will stop accumulating interest as of January 1, 2013 and was fixed at $1,049,349.54 (the “Obligation”);

WHEREAS, the Company and WCG desire to exchange the Obligation for a warrant to purchase common shares of the Company as provided herein, on a tax free basis.

AGREEMENT

NOW THEREFORE, it is hereby agreed as follows:

1.	WCG hereby tenders to the Company the Obligation in exchange for a warrant to purchase 2,260,000 shares of Common Stock of the Company (the “Warrant”), at a price per share of $0.01, such Warrant to be in substantially the form of Exhibit A.
2.	The Company hereby agrees to issue and deliver the Warrant, upon receipt of this Agreement, duly signed by WCG.
3.	All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, and the performance of all obligations of the Company hereunder and thereunder, has been taken, and this Agreement constitutes the valid and legally binding obligations of the Company, enforceable in accordance with its terms.
4.	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement to be effective as of the day and year first above written.

American Sands Energy Corp.

By:	/s/ Daniel Carlson

Daniel Carlson

Chief Financial Officer

Address:	4760 South Highland Drive, Ste. 341
Salt Lake City, Utah 84117

By:	/s/ William C. Gibbs
William C. Gibbs
Manager

Address:	2610 Hillsden Dr.
Holladay, Utah 84117

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EXHIBIT A

This warrant and the securities to be issued upon its exercise have not been registered under the U.S. Securities Act of 1933, as amended (the “Act”), and the warrant may not be exercised by or on behalf of any U.S. person unless it is registered under the Act or an exemption from such registration is available. The warrant may not be exercised within the United States and the securities may not be delivered within the United States upon exercise unless registered under the Act or an exemption from such registration is available. For a period of at least six months from the date of this warrant, it may not be offered or sold in the United States or to U.S. persons (other than distributors) unless the securities are registered under the Act, or any exemption from the registration requirements of the Act is available. In addition, hedging transactions involving shares of the issuer may not be conducted unless in compliance with the Act.

Warrant No. ________	Warrant to Purchase
2,100,000 Shares of Common Stock
As Herein Described

WARRANT TO PURCHASE COMMON STOCK OF

AMERICAN SANDS ENERGY CORP.

This is to certify that, for value received, William C. Gibbs, or his successors and assigns (in each case, the “Holder”), is entitled to purchase, subject to the provisions of this warrant (the “Warrant”), from American Sands Energy Corp., a Delaware corporation (the “Company”), at any time during the period from the date hereof (the “Commencement Date”) until 5:00 p.m., Pacific time on September 30, 2023 (the “Expiration Date”), at which time this Warrant shall expire and become void, two million, one hundred thousand (2,100,000) shares (“Warrant Shares”) of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”) at a per share price equal to $0.01 (the “Exercise Price”). The number of shares of Common Stock to be received upon exercise of this Warrant shall be adjusted from time to time as set forth below. This Warrant also is subject to the following terms and conditions:

1.     Exercise of Warrant. This Warrant may be exercised in full at any time from and after the date hereof and before the Expiration Date, but if such date is a holiday on which chartered banking institutions are authorized to close, then on the next succeeding day which shall not be such a holiday. Exercise shall be by presentation and surrender to the Company at its principal office, or at the office of any transfer agent designated by the Company, of (i) this Warrant, (ii) the attached exercise form properly executed, and (iii) a check for the Exercise Price for the number of Warrant Shares specified in the exercise form. Notwithstanding any provisions herein to the contrary, if the Market Price Per Share (as defined in Section 3 below) is greater than the Exercise Price (as adjusted to the last trading day prior to the exercise date), in lieu of exercising this Warrant for cash, the Holder may elect to receive full shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with a written notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

X = Y (A-B)

            A

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Where:	X =	the number of shares of Common Stock to be issued to the Holder
	Y =	the number of shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled
	A =	the Market Price Per Share (as defined below)
	B =	Exercise Price (as adjusted to the last trading day prior to the exercise date)

If this Warrant is exercised in part only, the Company or its transfer agent shall, upon surrender of the Warrant, execute and deliver a new Warrant evidencing the rights of the Holder to purchase the remaining number of Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant in proper form for exercise, accompanied by payment as aforesaid, the Holder shall be deemed to be the holder of record of the Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder.

For purposes of this Warrant, the term “Market Price Per Share” shall be the closing trade price of such security on the principal exchange on which such security is traded as reported by Bloomberg for the previous ten trading days, or, if no closing price is reported for such security by Bloomberg, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by the National Quotation Bureau, Inc.

2.     Reservation of Shares. The Company shall, at all times until the expiration of this Warrant, reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares which shall be required for issuance and delivery upon exercise of this Warrant. The Company covenants that the shares of Common Stock issuable on exercise of the Warrant shall be duly and validly issued and fully paid and non-assessable and free of liens, charges and all taxes with respect to the issue thereof.

3.     Fractional Interests. The Company shall not issue any fractional shares or scrip representing fractional shares upon the exercise or exchange of this Warrant. Rather, the Company shall round such share to the nearest whole share.

4.     No Rights as Stockholder. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company, either at law or in equity. The rights of the Holder are limited to those expressed in this Warrant.

5.     Adjustments.

5.1     Subdivision or Combination of Shares. If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares, the number of Warrant Shares shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the Warrant Shares issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

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5.2     Dividends in Common Stock or Securities Convertible into Common Stock. If the Company declares a dividend or distribution on Common Stock payable in Common Stock or securities convertible into Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased, as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares (and shares of Common Stock issuable upon conversion of all such securities convertible into Common Stock) of Common Stock as a result of such dividend or distribution, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the Warrant Shares issuable hereunder immediately after the record date for such dividend or distribution shall equal the aggregate amount so payable immediately before such record date.

5.3     Merger, Sale of Assets. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other person, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, merger, consolidation, sale or transfer, all subject to further adjustment as provided in this Section 5. The foregoing provisions of this Section 5.3 shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. In all events, appropriate adjustment (as determined in good faith by the Company’s Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

5.4     Reclassification. If the Company, at any time while this Warrant, or any portion thereof, remains outstanding and unexpired, shall change any of the securities as to which purchase rights under this Warrant exist, by reclassification of securities or otherwise, into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 5.

5.5     Adjustment of Exercise Price. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant is adjusted, the Exercise Price with respect to the Warrant Shares shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares so purchasable immediately thereafter.

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5.6     Increase in Number of Shares. If at any time while this Warrant, or any portion thereof, is outstanding and unexpired, the following shall occur: (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company’s capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, (iii) a sale or transfer of the Company’s properties and assets as, or substantially as, an entirety to any other person, or (iv) the Market Price Per Share (as defined in paragraph 1 above) is equal to or greater than $2.50 per share, THEN, the aggregate number of Warrant Shares shall be increased by ten percent (10%).

5.7     Notice of Adjustment. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Exercise Price of the Warrant Shares is adjusted as provided herein, the Company shall mail to the Holder a notice of such adjustment or adjustments, prepared and signed by the President or Secretary of the Company, which sets forth the number of Warrant Shares purchasable upon the exercise of the Warrant and the Exercise Price of such Warrant Shares after such adjustment, a brief statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

6.     Transfer or Loss of Warrant.

6.1     Transfer. This Warrant may be transferred, exercised, exchanged or assigned (“Transfer” or “Transferred”), in whole or in part, subject to the provisions of this Section 6.1. The Holder shall have the right to Transfer all or a part of this Warrant and all or part of the Warrant Shares. The Company shall register on its books any Transfer of the Warrant, upon surrender of same to the Company with a written instrument of Transfer duly executed by the registered Holder or by a duly authorized attorney. Upon any such registration of a Transfer, new Warrant(s) shall be issued to the transferee(s) and the surrendered Warrant shall be cancelled by the Company. A Warrant may also be exchanged, at the option of the Holder, for one or more new Warrants representing the aggregate number of Warrant Shares evidenced by the Warrant surrendered. This Warrant and the Warrant Shares or any other securities (“Other Securities”) received upon exercise of this Warrant or the conversion of the Warrant Shares shall be subject to restrictions on transferability imposed by applicable law. This Warrant and the Warrant Shares may also be subject to restrictions on transferability under various applicable laws.

6.2     Compliance with Laws. The Holder represents and agrees that he/she/it will not transfer or assign this Warrant or the underlying shares unless and until the Holder and the Company have complied with all applicable laws relating to such transfer, including all securities laws.

6.3     Loss of Warrant. Upon receipt by the Company of evidence reasonably satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonable satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct its transfer agent to execute and deliver, a new Warrant of like tenor and date, any such lost, stolen or destroyed Warrant thereupon shall become void.

7.     No Impairment. The Company will not, by amendment of its Articles of Incorporation or otherwise, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times, in good faith, take all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

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8.     Holder’s Representations Regarding the Warrant. With regard to the Warrant Shares that may be issued to the Holder upon exercise of the Warrant, Holder represents and warrants to the Company that:

8.1     Holder has had the opportunity to be represented by such legal and tax counsel and others, each of whom has been personally selected by Holder, as Holder has found important or necessary to consult concerning this transaction, and any representation has included an examination of applicable documents, and analysis of all tax, financial, corporate law and securities law aspects. Holder, his/her/its counsel and advisors, and such other persons with whom Holder has found it important or necessary to consult, has sufficient knowledge and experience in business and financial matters to evaluate the above information, and the merits and risks of the terms and conditions of the Warrant, and to make an informed investment decision with respect thereto.

8.2     The Company has made available to Holder, and to Holder’s counsel and advisors, prior to the date hereof:

(i)     the opportunity to ask questions of, and to receive answers from, the Company, its representatives, concerning the terms and conditions of the Warrant; and

(ii)     access to obtaining information, documents, financial statements, records and books (A) relative to the Company, the business and investment in the Company, and (B)  necessary to verify the accuracy of any information furnished to the Holder. All materials and information requested by Holder, and Holder’s counsel and advisors, or others representing Holder, have been made available and examined.

8.3     Holder is acquiring the Warrant for his/her/its own account and not as a fiduciary or any other person and for investment purposes only and not with a view for the transfer, assignment, resale, or distribution thereof, in whole or in part. Holder understands the meaning and legal consequences of the foregoing representations and warranties.

8.4     Holder qualifies as an “Accredited Investor” as defined in Rule 501 of Regulation D promulgated by the Securities and Exchange Commission.

9.     Notices. All notices and other communications provided for in this Warrant shall be in writing and delivered, telecopied or mailed, first class postage prepaid, addressed:

(i)     if to the Company:

American Sands Energy Corp.

Attention: Chief Financial Officer

4760 S. Highland Drive, Ste. 341,

Salt Lake City, Utah 84117

(ii)     if to Holder, at the address set forth on the signature page hereto or as may be designated by notice to the Company; and

(iii)     if to any subsequent holder of the Warrant or Warrant Shares, to the address as may be hereafter specified by notice to the Company.

Any such notice or communication shall be deemed to have been duly given when delivered, telecopied or mailed as aforesaid.

10.     Counterparts. This Warrant may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, this Warrant is executed as of September 30, 2013.

COMPANY:	American Sands Energy Corp.

By: /s/ Daniel Carlson
Name: Daniel Carlson
Title: Chief Financial Officer

HOLDER:	William C. Gibbs

By: /s/ William C. Gibbs
Name: William C. Gibbs

Address for Notices and Payments:

2610 Hillsden Dr.
Holladay, Utah 84117
Facsimile: 801.277.7888
Email: wgibbs@americansandsenergy.com

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Annex A

[FORM OF EXERCISE]

(To be executed upon exercise of Warrant)

The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase _______ shares of Common Stock and herewith tenders payment for such shares of Common Stock

[   ] in the amount of $__________ by check made payable to “American Sands Energy Corp.”

[   ] net exercise pursuant to the formula in Section 1

The undersigned requests that a certificate for such shares of Common Stock be registered in the name of _____________________, whose address is ____________________________. If such number of shares of Common Stock is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant representing the remaining balance of the shares of Common Stock be registered in the name of ________________, whose address is _________________________, and that such Warrant be delivered to _______________________, whose address is ______________________.

Dated: _________________

Signature:_________________________

(Signature must conform in all respects to

name of Holder as specified on the face of the Warrant.)

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